UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934, as amended.

Date of Report (Date of earliest event reported): December 5, 2003

HARTVILLE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-82786	94-3360099
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7551 North Main Street, North Canton, Ohio	44720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 305-1352

(Former name or former address, if changed since last report)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Joseph I. Emas, Attorney at Law

1224 Washington Avenue

Miami Beach, Florida 33139

Telephone: 305.531.1174

ITEM 5.	OTHER EVENTS.

On December 5, 2003, Hartville Group, Inc. announced that Barron Partners sold its warrants, which where then exercised by the purchasers. Hartville Group, Inc. received $3,500,000 from the exercise of the Warrants.

The Company’s press release with respect to this announcement is attached hereto as Exhibit 99.1.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of Hartville Group, Inc., dated December 5, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2003	Hartville Group, Inc. (Registrant)

/s/ W. Russell Smith III

W. Russell Smith III, President